AMENDMENT TO CREDIT AGREEMENT FOR COMMITMENT INCREASE

THIS AMENDMENT TO CREDIT AGREEMENT FOR COMMITMENT INCREASE (this “Agreement”), dated as of November 1, 2011 is among CME GROUP INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A. (the “JPMorgan”), and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Credit Agreement (as amended, revised, modified, supplement or amended and restated from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), dated as of January 11, 2011, by and among the Borrower, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and a Swing Line Lender.

This Agreement is made and delivered pursuant to Section 2.20(c) of the Credit Agreement.

The Borrower hereby confirms its agreement to increase the MC Commitments in an amount equal to $40,000,000 (the “Increase Amount”) in accordance with the terms of said Section 2.20 effective as of November 1, 2011 (the “Increase Effective Date”).

JPMorgan, an existing Lender under the Credit Agreement as of the date hereof, hereby confirms and agrees that (i) as of the Increase Effective Date, its MC Commitment shall be increased by the Increase Amount and it shall have all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement with respect to the MC Commitment in an amount equal to $50,000,000 (as such amount may from time to time be adjusted in accordance with the terms of the Credit Agreement) and (ii) it has received such documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement and increase its MC Commitment hereby.

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

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THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

JPMORGAN CHASE BANK, N.A.

By: /s/ Brian H. Mittelstaedt
Name: Brian H. Mittelstaedt
Title: Vice President

ACKNOWLEDGED:

CME GROUP INC.

By: /s/ James A. Pribel
Name: James A. Pribel
Title: Treasurer
BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Maryanne Fitzmaurice
Name: Maryanne Fitzmaurice
Title: Director